Annual Stockholders’ Meeting

25 April 2007

Management  Presentation

Thorium Power

“Peaceful Nuclear Energy with Low Waste and Improved Industry Economics”

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Thorium Power

Contents

Last Year’s Accomplishments

Company Objectives & Outlook

Investor Fact Sheet

Last Year’s Accomplishments

Thorium Power Proprietary

Thorium Power

Last Year’s Accomplishments (1 of 3)

Strengthened our Corporate Capabilities to Execute

Closed $15 million private placement

Completed merger of Thorium Power Inc and Novastar Resources Ltd to form Thorium
Power Ltd as a publicly traded company

Filled key positions in our management team

Erik Hällström, COO

Ambassador Dennis Hays, VP and Director of Government Relations

Peter Charles, Director of Corporate Affairs and Investor Relations

Retained expert communications firms and began execute integrated IR/PR strategy

Weber Shandwick (PR)

Crescendo (IR)

Visibility in high-profile media and conferences

Expanded relationship with US government

Appropriation process

2007 legislation

Last Year’s Accomplishments (2 of 3)

Continued to Produce Strong Technology Development Results

Demonstrated successful scale-up of fuel technology

3x scale-up of fuel to one-meter rods

Successful thermal-hydraulic tests

Fuel bundle in same configuration as full-scale commercial reactors

Formed strategic alliance with Red Star, the premier nuclear design bureau

Deepens relationships with Russian nuclear industry

Provides increased program management capabilities, engineering resources and facilities for final qualification of Thorium Power’s fuel designs, while retaining key personnel from earlier work

Accelerates implementation of detailed plan (developed jointly with Red Star) for the next three years’ development activities, leading up to Lead Test Assembly in a full-
scale commercial reactor

Created Technical Advisory Board to support company in development and deployment of fuel designs

Experts in nuclear fuel, reactors and business

Backgrounds from major nuclear companies, e.g., GE, Westinghouse

Last Year’s Accomplishments (3 of 3)

Developed Diversified Portfolio of Market Opportunities Supported by Strong Industry Trends

Industry trends strengthening Thorium Power benefits

“Nuclear renaissance” driven by global economic growth, CO 2  reduction objectives and positive industry track-record

Increased concerns with proliferation, waste, uranium prices/supply

Thorium Power increasingly sought out by governments and commercial entities seeking thorium-based nuclear energy

Countries with and without nuclear energy industry today

Nature of business discussions requires confidentiality, but a few markets publicly announced e.g., India, Poland

Diversified portfolio of opportunities mitigates individual country market risk

Expanded efforts to form industry partnerships

Created International Advisory Board to expand our international commercialization capabilities

Leaders in international business, government, energy and academia

Serve as strategic advisors and expand the company’s reach into businesses and governments internationally

Company Objectives & Outlook

Thorium Power Proprietary

Thorium Power

Thorium Power Objectives (1 of 3)
- Key Announcements To Look Out For

Further Strengthen Corporate Capabilities to Execute in 2007-08

Strengthening of balance sheet – strategic and financial

CFO hiring

Thorium-focused U.S. and EU legislation, and government support benefiting the company

Expansion of Intellectual Property

Thorium Power Objectives (2 of 3)
- Key Announcements To Look Out For

Complete Technology Milestones Towards Fuel Insertion in a Commercial Reactor
within 3 Years, Following the Industry Standard Fuel Qualification Process

Scale up the fuel fabrication process to full length rods used in commercial reactors

Validate thermal hydraulic performance of full size seed and blanket fuel assembly

Complete ampoule irradiation testing and perform post-irradiation examination to confirm fuel performance

Obtain final regulatory approvals for insertion of fuel in a commercial reactor

Thorium Power Objectives (3 of 3)
- Key Announcements To Look Out For

Close Business Agreements With Reactor Operators and Other Industry Partners
2007-08

Initial commercial arrangements with:

Operators of new and existing reactors

Fuel fabricators

Future participants in consortia for new reactors

Seek revenue from advisory and pre-construction services to
governments and commercial entities

Investor Fact Sheet

Thorium Power Proprietary

Thorium Power

Thorium Power, Ltd
Peaceful Nuclear Energy

Ticker:	THPW
Exchange:	OTC BB
Share price (as of 3/30/07):	$0.31
Shares outstanding:	297.2 million
Market capitalization:	$92.1 million
Long-term debt (as of 12/31/06):	$0
Fiscal year-end:	Dec 31
Insider ownership:	8.8%

Thorium Power Overview

Thorium Power is a pioneer in the nuclear energy industry and the leading developer of thorium-based nuclear fuel technology. The company's fuel designs support growth and improved economics for the global nuclear energy industry, while addressing major industry challenges including nuclear proliferation and waste. Key benefits include:

- Thorium-based fuel cycle with high proliferation resistance, low nuclear waste and improved industry economics
- Fuel configured to be compatible with conventional reactors' fuel dimensions and control procedures, avoiding significant changes to industry structure and hardware

Business Strategy

Thorium Power plans to license its technologies to commercial and government owned reactor operators and nuclear fuel fabricators aiming to benefit from thorium-based fuels. Thorium Power is targeting new reactors in countries without a nuclear industry today, as well as currently operating and new reactors in countries with an established industry. Thorium power is also leveraging its nuclear technology, business and regulatory expertise and relationships to offer services to commercial entities and governments looking to establish or expand nuclear industry capabilities and infrastructure.

Thorium Power maintains long-standing relationships with leading Russian nuclear entities, providing expert resources and facilities for its nuclear fuel development activities, and a network of international nuclear technology and business experts. To support the implementation of the company's business model, Thorium Power plans to form partnerships with various types of participants in the nuclear industry, allowing the company to address multiple nuclear reactor types internationally.

What is Thorium?

- Naturally-occuring, slightly radioactive metal
- Estimated to be three times more abundant in the Earth's crust than all forms of uranium combined
- All mined thorium is potentially useable in a reactor, compared with 0.7% of natural uranium, approximating 40 times the amount of energy per unit mass vs. uranium
- Thorium-based nuclear power has potential to produce less than half the volume of radioactive waste, with dramatically lower radio-toxicity and a shorter half life than conventional uranium fuel waste
- The energy contained in one kilogram of thorium equals four thousand tons of coal

Investment Highlights

- ✓ **Resurgence of global interest in nuclear power**
  - Plans underway to build new reactors in developed and emerging nations
  - Clear economic and commercial advantages of nuclear power, and solid operating track-record
  - Mandates to lower CO_2 emissions and desire to reduce oil dependence
- ✓ **Thorium as a superior fuel source**
  - Proliferation-resistant fuel—no weapons-usable nuclear material in spent fuel
  - Dramatically reduced nuclear waste (less than half the volume)
  - Improved industry operating economics
  - Supports growth of nuclear fuel and reactor markets by addressing underserved market needs
- ✓ **Compelling licensing/partnering strategy**
  - Strong intellectual property protections in place
  - Recurring licensing fees with low-cost, highly leverageable business model
  - Advanced discussions with governments and major commercial entities internationally
- ✓ **Proven technology with clear path to commercialization**
  - Already in research reactor use for over 4 years
  - Reviewed and favorably evaluated by Westinghouse and IAEA
  - Plan to deploy thorium fuel in 1,000 megawatt reactor (lead-test assembly) within 3 years
- ✓ **Impressive management, directors, technical and international advisory boards**

Market Drivers

Increasing Global Electric Consumption:

History
Projections
Commercial
Residential
Industrial

Economic Advantages of Nuclear:

Increasing costs of uranium:

Thorium Power's target market includes several hundred nuclear reactors operating world wide today, and over a hundred more that could be built over the next 20-30 years.

History of Thorium Power

In 1992 Thorium Power was formed to develop and deploy nuclear fuel designs developed by Dr. Alvin Radkowsky, which would not produce weapons suitable plutonium in nuclear waste and would have the potential to eliminate existing plutonium stockpiles. Dr. Alvin Radkowsky, one of the most respected nuclear engineers of all time, initiated and supervised more nuclear fuel core designs that were implemented and successfully operated than any other nuclear engineer in the history of the industry. To help carry out this mission, Thorium Power went to Russia in 1994 to collaborate with nuclear scientists and engineers at the prestigious "Kurchatov Institute" research center. Since the original invention by Dr. Radkowsky, the technology initially underwent extensive scientific development and evaluation, and has now—for over four years—been in the engineering development phase, including technology scale-up and testing in a live research reactor. The company is now focused on further demonstration and commercialization of the technology.

In April 2007, the company announced a strategic alliance with Red Star, a Russian government-owned entity and one of the premier nuclear design bureaus in the world, whereby Thorium Power's fuel designs will undergo additional testing and scale-up with the goal of moving toward deployment in full-sized commercial reactors. Thorium Power's development and testing have followed standard industry protocols and embarking on this next phase will accelerate activities leading to the demonstration of Thorium Power's fuel technology in lead-test assemblies for use in a full-size commercial reactor—the last technology development phase before commercial deployment into multiple power plants.

Multi-Pronged Business Model

Addressing the short term (1+2) and medium term (3+4):

1. **Advisory and consulting services to foreign governments and nuclear power companies**
2. **Participation in government programs for non-proliferation programs e.g., weapons-disposition and GNEP**
3. **Participation in thorium-based reactor building consortia**
4. **Recurring licensing fees for thorium-based nuclear fuel**

Thorium Fuel-Types

Commercial Thorium/Uranium Fuel:
Stops production of weapons-usable plutonium in spent fuel, reduces waste and improves economics, while using existing industry infrastructure

Thorium/High-Grade Plutonium Disposing Fuel:
Expected to offer a more economically viable way to dispose of separated high-grade (reactor-grade) plutonium than any other commercially available fuel designs

Thorium/Weapons-Grade Plutonium Disposing Fuel:
Offers the fastest, cheapest and most effective means to dispose of plutonium from nuclear weapons

For Additional Information

Investor Contact:
David K. Waldman / Klea K. Theoharis
Crescendo Communications, LLC
(212) 671-1020
thoriumpower@crescendo-ir.com

The information contained herein was obtained from Thorium Power and other sources Crescendo Communications, LLC believes to be reliable. This does not constitute the solicitation of the purchase or sale of securities. Crescendo is employed by the Company as its investor relations firm. Except for the historical information contained herein, the matters discussed in this document are forward-looking statements, the accuracy of which are necessarily subject to risks and uncertainties. Certain of these risks and uncertainties are described in greater detail in Thorium Power's filings with the Securities and Exchange Commission.